UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 12, 2007
Date of Report (date of earliest event reported)
ONCOTHYREON INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33882	26-0868560

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 - 110th Avenue NE, Suite 685
Bellevue, Washington 98004
(Address of principal executive offices, including zip code)
(425) 450-0370
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 23.3
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note
     This Amendment No. 1 is being filed by Oncothyreon Inc. (“Oncothyreon”) to amend Item 9.01 of the Current Report on Form 8-K originally filed by Oncothyreon with the Securities and Exchange Commission on December 12, 2007 to provide the information required by Item 9.01(a) and (b) of Form 8-K relating to the reincorporation/migration of Oncothyreon (formerly Biomira Inc.) from Canada to the United States, pursuant to the Arrangement Agreement dated September 11, 2007.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The following consolidated financial statements of Biomira Inc. required by this Item 9.01(a) are being filed as Exhibit 99.1 and 99.2 to this amendment and are incorporated by reference herein:
(i) Consolidated Balance Sheets as of December 31, 2006 and 2005;
(ii) Consolidated Statements of Operations and Other Comprehensive Income for the years ended December 31, 2006, 2005 and 2004;
(iii) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2006, 2005 and 2004;
(iv) Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004; and
(v) Unaudited Financial Statements for the interim period ended September 30, 2007 and September 30, 2006.
     The following financial statements of ProlX Pharmaceuticals Corporation (which was acquired on October 30, 2006) by this Item 9.01 (a) are being as Exhibit 99.3 to this amendment and are incorporated by reference herein:
(i) Balance Sheets as of September 30, 2006 (unaudited) and December 31, 2005 and 2004;
(ii) Statements of Operations for the nine months ended September 30, 2006 and 2005 (unaudited) and for the years ended December 31, 2005 and 2004;
(iii) Statements of Stockholders’ Deficit for the nine months ended September 30, 2006 and 2005 (unaudited) and for the years ended December 31, 2005 and 2004; and
(iv) Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited) and for the years ended December 31, 2005 and 2004.

     (b) Pro Forma Financial Information.
     Reincorporation into the United States
     On December 4, 2007, Biomira announced that the Company’s shareholders approved a plan of arrangement under which the Company would move to the United States (the “Reincorporation”) and change its name to Oncothyreon Inc. (“Oncothyreon”). The approval came at a special meeting of shareholders held in Edmonton on December 4, 2007. On December 5, 2007, Biomira announced that the Alberta Court of Queen’s Bench issued a Final Order approving the plan of arrangement.
     On December 11, 2007, Oncothyreon’s common stock began trading on the Nasdaq Global Market under the symbol ONTY and on the Toronto Stock Exchange under the symbol ONY. Holders of common shares of the Company received one-sixth of a share of common stock of Oncothyreon in exchange for each common share of Biomira, which had the effect of a 6 for 1 reverse stock split of the outstanding common shares. The holder of the 12,500 outstanding Biomira Class A preference shares received one share of Class UA Preferred Stock of Oncothyreon for each Biomira Class A preference share.
     The Reincorporation represents a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. Accordingly, the assets and liabilities of the Company will be reflected at their historical cost in the accounts of Oncothyreon. Any Biomira shares that are acquired from dissenting shareholders will be treated as an acquisition of treasury stock at the amount paid for the shares.
     The following unaudited pro-forma financial information presents the impact of the share exchange (which has the effect of a 6 for 1 reverse stock split) on the consolidated balance sheets of Biomira Inc. as of September 30, 2007 and December 31, 2006 and 2005 and the consolidated statements of operations, for the nine months ended September 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004.
a) Consolidated balance sheet data as of September 30, 2007 and December 31, 2006 and 2005:

	September 30, 2007
	As reported	Pro forma
Common shares issued and outstanding	116,915,338	19,485,889

	December 31, 2006		December 31, 2005
	As reported	Pro forma	As reported	Pro forma
Common shares issued and outstanding	116,915,338	19,485,889	78,816,564	13,136,094

b) Consolidated statements of operations data for the nine months ended September 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004:

	Nine Months Ended		Nine Months Ended
	September 30, 2007		September 30, 2006
	As reported	Pro forma	As reported	Pro forma
Net loss (in thousands)	$(15,188)	$(15,188)	$(9,281)	$(9,281)

Basic and diluted loss per share	$(0.13)	$(0.78)	$(0.11)	$(0.63)

Weighted average number of common shares outstanding	116,915,338	19,485,889	88,227,133	14,704,522

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006		2005		2004
	As reported	Pro forma	As reported	Pro forma	As reported	Pro forma
Net loss (in thousands)	$(36,394)	$(36,394)	$(10,840)	$(10,840)	$(9,204)	$(9,204)

Basic and diluted loss per share	$(0.40)	$(2.38)	$(0.14)	$(0.83)	$(0.13)	$(0.76)

Weighted average number of common shares outstanding	91,900,184	15,316,697	78,659,502	13,109,917	72,941,110	12,156,851

     (d) Exhibits.

Exhibit
Number	Description

23.1	Consent of Beach, Fleischman & Co., P.C., independent accounting firm, with respect to ProlX Pharmaceuticals Corporation

23.2	Consent of Deloitte & Touche LLP, independent registered chartered accountants, with respect to Biomira Inc.

23.3	Consent of McConnell & Jones LLP, independent accounting firm with respect to ProlX Pharmaceuticals Corporation

99.1	Biomira Inc.’s historical audited consolidated financial statements as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006

99.2	Biomira Inc.’s unaudited consolidated financial statements for the interim period ended September 30, 2007 and September 30, 2006

99.3	ProlX Pharmaceuticals Corporation historical audited financial statements as of December 31, 2005 and 2004 and the unaudited financial statements for the nine months ended September 30, 2006 and 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.
	By:	/s/ Edward A. Taylor
Edward A. Taylor
Dated: February 21, 2008		Chief Financial Officer and VP of Finance and Administration

INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of Beach, Fleischman & Co., P.C., independent accounting firm, with respect to ProlX Pharmaceuticals Corporation

23.2	Consent of Deloitte & Touche LLP, independent registered chartered accountants, with respect to Biomira Inc.

23.3	Consent of McConnell & Jones LLP, independent accounting firm with respect to ProlX Pharmaceuticals Corporation

99.1	Biomira Inc.’s historical audited consolidated financial statements as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006

99.2	Biomira Inc.’s unaudited consolidated financial statements for the interim period ended September 30, 2007 and September 30, 2006

99.3	ProlX Pharmaceuticals Corporation historical audited financial statements as of December 31, 2005 and 2004 and the unaudited financial statements for the nine months ended September 30, 2006 and 2005